Exhibit 99.2

Q4 2011 Earnings Call November 3, 2011

Forward-Looking Statements and Non-GAAP Measures Forward-Looking Statements -- This presentation contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition, operating results, dividends and share repurchases. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly the automotive industry and the telecommunications, computer and consumer electronics industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that revenue opportunities, cost savings and other anticipated synergies from our acquisition of ADC Telecommunications, Inc. (“ADC”) may not be fully realized or may take longer to realize than expected and the risk that ADC’s operations will not be successfully integrated into ours. More detailed information about these and other factors is set forth in our Annual Report on Form 10-K for the fiscal year ended Sept. 24, 2010 and Quarterly Reports on Form 10-Q for the quarterly periods ended Dec. 24, 2010, Mar. 25, 2011 and Jun. 24, 2011 as well as in our Current Reports on Form 8-K and other reports filed by us with the Securities and Exchange Commission. Non-GAAP Measures -- Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Q4 and Full Year Results Fourth Quarter Sales of $3.9 billion – up 25% versus prior year; up 2% organically Continued strength in Transportation and Network Solutions segments Adjusted EPS of $0.89 – up 24% versus prior year $0.81 excluding additional week, up 13% versus prior year Free Cash Flow of $560 million Board approved $1.5 billion increase to share repurchase program and recommendation to increase dividend by 17% Full Year Sales of $14.3 billion – up 19% versus prior year; up 6% organically Adjusted EPS of $3.12 – up 23% versus prior year $3.03 excluding additional week, up 19% versus prior year Free Cash Flow of $1.4 billion

Q4 Revenue Summary ($ in Millions) $ 1,535 Segment Q4 FY11 Q3 FY11 Q4 FY10 Y/Y Change Q/Q Change Transportation Solutions $1,426 $1,208 27% 8% Communications & Industrial Solutions 1,343 1,297 1,315 2% 4% Network Solutions 1,033 1,006 614 68% 3% Total $3,911 $3,729 $3,137 25% 5% Consumer vs. Industrial/ Infrastructure Markets Consumer $1,739 $1,627 $1,436 21% 7% Percent of Total 44% 44% 46% Industrial/ Infrastructure 2,172 2,102 1,701 28% 3% Percent of Total 56% 56% 54% Total $3,911 $3,729 $3,137 25% 5% Q4 Revenue Excluding Additional Week $3,634

Transportation Solutions Automotive Organic sales growth by region EMEA up 14% Asia up 12%, China up 22% Americas up 12% Benefit of re-stocking from Japan Share gains ($ in Millions) Aerospace, Defense & Marine Strong growth in commercial aerospace and oil & gas markets Military stable as growth in developing nations offsets flat market in U.S. and Europe Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation. 167 196 Q4 Q4 Actual Organic FY11 FY10 Growth Growth Automotive $1,339 $1,041 29% 13% Aerospace, Defense & Marine 196 167 17% 8% Transportation Solutions $1,535 $1,208 27% 12%

Q4 Q4 Actual Organic FY11 FY10 Growth Growth Industrial $ 420 $ 390 8% (5)% Data Communications 263 276 (5)% (14)% Appliance 208 198 5% (6)% Consumer Devices 204 215 (5)% (13)% Computer 130 124 5% (3)% Touch Solutions 118 112 5% (6)% Communications & Industrial Solutions $ 1,343 $ 1,315 2% (8)% Consumer Devices Revenue up 10% sequentially Declines year-over-year driven by low penetration in the smartphone market Computer In-line with market demand Touch Solutions Distributor inventory correction vs inventory build in Q4 FY10 Communications & Industrial Solutions (CIS) ($ in Millions) Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation. Industrial Machinery and rail markets flat vs prior year Distributors adjusting inventory levels Data Communications Ongoing softness in server and switching markets Distributor inventory correction vs. inventory build in Q4 FY10 Appliance Softness driven by weak new home construction and reduction of incentives in China 215

Network Solutions ($ in Millions) Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation. Energy Global distribution, transmission and power generation investment and share gains drive growth Subsea Communications FY11 revenue in line with expectations Bookings of ~$80 million in Q4 Q4 FY11 ADC Impact: Telecom Networks $270 million, Enterprise Networks $53 million Telecom Networks Organic growth driven by strong fiber infrastructure demand in Latin America and Asia Enterprise Networks Strength in data center growth partially offset by softness in commercial building market Q4 Q4 Actual Organic FY11 FY10 Growth Growth Telecom Networks $ 449 $ 147 205% 6% Energy 246 199 24% 9% Enterprise Networks 197 122 61% 4% Subsea Communications 141 146 (3)% (10)% Network Solutions $ 1,033 $ 614 68% 2% (3)%

Q4 Financial Summary ($ in Millions, except per share amounts) Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. Q4 FY11 Q4 FY11 Q3 FY11 Q4 FY10 13 weeks 14 weeks Net Sales $ 3,634 $ 3,911 $ 3,729 $ 3,137 Operating Income $ 412 $ 465 $ 471 $ 382 Restructuring & Other Charges 62 62 5 56 Acquisition Related Charges 23 23 12 8 Adj. Operating Income $ 497 $ 550 $ 488 $ 446 Operating Margin 11.3% 11.9% 12.6% 12.2% Adjusted Operating Margin 13.7% 14.1% 13.1% 14.2% GAAP Earnings Per Share $ 0.67 $ 0.75 $ 0.80 $ 0.56 Restructuring & Other Charges 0.10 0.10 0.01 0.10 Acquisition Related Charges 0.04 0.04 0.02 0.02 Tax Items - - (0.05) 0.05 Adjusted EPS $ 0.81 $ 0.89 $ 0.78 $ 0.72

Q4 Operating Results



Adjusted Gross Margin Percentage
35%
33%
31%
29%
27%
25%
23%
FY 2008 29.1%
FY 2009 24.7%
FY 2010 31.3%
Q1 FY11 32.1%
Q2 FY11 30.9%
Q3 FY11 30.2%
Q4 FY11 31.5%

Adjusted Gross Margin Performance

- Benefit of price actions offsetting metal inflation in Q4
- Expect Q1 adjusted gross margin of ~30.5%; down sequentially due to volume decline

Operating Expenses

($ in Millions)

	Q4 FY11	Q4 FY10
RD&E	$ 202	$ 158
SG&A	481	389
Total	$ 683	$ 547
% of Sales		
RD&E	*5.2%*	*5.0%*
SG&A	*12.3%*	*12.4%*

Operating Expense Performance

- Expect Q1 RD&E of ~5.5% and SG&A of ~12.5% as percent of sales

Adjusted Gross Margin and Adjusted Gross Margin Percentage are non-GAAP measures; see Appendix for description and reconciliation.

TE connectivity

page 9 / November 3, 2011

Q4 Other Items Net Interest Expense Expect ~$34 million in Q1 Other Income, Net Relates to Tax Sharing Agreement Expect ~$13 million in Q1 Income Taxes on Adjusted Income Expect 26% adjusted tax rate for Q1 Adjusted Other Income, Adjusted Income Tax Expense and Adjusted Effective Tax Rate are non-GAAP measures; see Appendix for description and reconciliation. ($ in Millions) Q4 FY11 Q4 FY10 Interest Expense, Net $ (37) $ (34) Other Income, Net $ 14 $ 52 Adj. Other Income, Net $ 14 $ 12 Income Tax Expense $ (115) $ (145) Effective Tax Rate 26% 36% Adj. Income Tax Expense $ (139) $ (96) Adj. Effective Tax Rate 26% 23%

Q4 Free Cash Flow and Working Capital Capital spending of ~4% of sales in FY11 Expect spending of 4 to 5% of sales in FY12 Net payment of $129 million related to partial settlement of pre-separation tax matters ADC related spending (including ADC restructuring) Q4 cash spending of $28 million; $92 million YTD Expect ~$30 million of cash spending in FY12 Working Capital at targeted levels Very Strong 2011 Free Cash Flow of $1.4 Billion ($ in Millions) Free Cash Flow is a non-GAAP measure; see Appendix for description. Voluntary Pension Contributions Q4 FY11 Q4 FY10 Cash from Continuing Operations $ 630 $ 474 Capital Expenditures (206) (136) Proceeds from Sale of PP&E 7 11 Pre-Separation Tax Payments, net 129 - Pre-Separation Litigation Payments - 25 Voluntary Pension Contributions - 69 Free Cash Flow $ 560 $ 443 Acquisition Related Cash Spend $ 28 $ - Cash Taxes $ 172 $ 83 A/R - $ $ 2,425 $ 2,259 Days Sales Outstanding 60 65 Inventory (ex. CIP) - $ $ 1,856 $ 1,501 Days on Hand 67 63 Accounts Payable - $ $ 1,483 $ 1,386 Days Outstanding 54 58

Q4 Liquidity and Cash ($ in Millions) Dividends $0.18 per share paid in September Board of Directors approved a recommendation to increase dividend by 17% Share Repurchases Repurchased ~10 million shares in Q4 FY11 Net payment of $129 million related to partial settlement of pre-separation tax matters Returned ~$1.2 billion of Cash to Shareholders through Dividends and Share Repurchases in FY11 Q4 FY11 Q4 FY10 Beginning Cash Balance $ 1,212 $ 1,815 Free Cash Flow 560 443 Dividends (76) (71) Share Repurchases (325) (115) Pre-Separation Tax Payments, net (129) - Pre-Separation Litigation Payments - (25) Voluntary Pension Contributions - (69) Other (23) 12 Ending Cash Balance $ 1,990

Q4 Orders Summary ($ in Millions) Segment Q4 FY11 Q3 FY11 Q4 FY10 Y/Y Change Q/Q Change Transportation Solutions $ 1,554 $ 1,433 $ 1,221 27% 8% Book to Bill 1.01 1.00 1.01 Communications & Industrial Solutions 1,161 1,292 1,244 (7)% (10)% Book to Bill 0.86 1.00 0.95 Network Solutions Excl. Subsea Communications 837 860 486 72% (3)% Book to Bill 0.94 1.00 1.04 Total Excluding Subsea Communications 3,552 3,585 2,950 20% (1)% Book to Bill 0.94 1.00 0.99 Subsea Communications 81 282 21 Total $ 3,633 $ 3,867 $ 2,971 22% (6)% Book to Bill 0.93 1.04 0.95

Q1 & FY12 Outlook^

Q1 FY12 Outlook

($ in Millions, except per share amounts)

Sales	$3,400	to	$3,500
Growth vs Prior Year:			
Actual	6%		9%
*Organic**	-1%		2%
Adjusted EPS*	$0.68	to	$0.72
Growth vs Prior Year	-7%		-1%

Transportation Solutions strength continues

- ✓ Estimated auto production of ~20 million vehicles and improved commercial air market
- ✓ Expect ~10% growth vs. prior year

Network Solutions up 30% year on year

- ✓ ADC benefits revenue ~$220 million
- ✓ Slowdown in spending by North American carriers
- ✓ Subsea Communications sales ~$125 million

CIS down 10% year on year

- ✓ Continued demand weakness and distributor inventory corrections

FY12 Outlook

($ in Millions, except per share amounts)

Sales	$14,300	to	$14,900
Growth vs Prior Year:			
Actual	-		4%
*Organic**	2%		6%
Adjusted EPS*	$3.10	to	$3.40
Growth vs 52 week Prior Year	2%		12%

Transportation Solutions

- ✓ Estimated auto production of ~82 million vehicles
- ✓ Improved commercial air market; Defense market flat

Network Solutions

- ✓ Growth in global broadband infrastructure investment
- ✓ Energy growth driven by continued network investments
- ✓ Subsea Communications sales of ~$600 million

CIS

- ✓ Distributor inventory corrections completed in 1st half
- ✓ Expect 2nd half improvement

^ Assumes current commodity and currency exchange rates
* Organic sales growth and Adjusted EPS are non-GAAP measures; see Appendix for description.

TE connectivity

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Q & A

Appendix

Non-GAAP Measures “Organic Sales Growth,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Income Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” and “Free Cash Flow” (FCF) are non-GAAP measures and should not be considered replacements for GAAP* results. “Organic Sales Growth” is a useful measure used by us to measure the underlying results and trends in the business. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency exchange rates, acquisitions, divestitures, and an additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity and the impact of an additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The limitation of this measure is that it excludes items that have an impact on our sales. This limitation is best addressed by using organic sales growth in combination with the GAAP results. See the accompanying tables to this presentation for the reconciliation presenting the components of Organic Sales Growth. We have presented gross margin and adjusted gross margin percentage before special items including charges or income related to restructuring and other charges and acquisition related charges ("Adjusted Gross Margin“ and “Adjusted Gross Margin Percentage”). We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. Because we cannot predict the amount and timing of such items and the associated charges or gains that will be recorded in our financial statements, it is difficult to include the impact of those items in the forecast. We have presented operating income before special items including charges or income related to legal settlements and reserves, restructuring and other charges, and acquisition related charges (“Adjusted Operating Income”). We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it better reflects our underlying operating results, trends, and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, and acquisition related charges that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. We have presented operating margin before special items including charges or income related to legal settlements and reserves, restructuring and other charges, and acquisition related charges (“Adjusted Operating Margin”). We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. It also is a significant component in our incentive compensation plans. Because we cannot predict the amount and timing of such items and the associated charges or gains that will be recorded in our financial statements, it is difficult to include the impact of those items in the forecast. We have presented other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items (“Adjusted Other Income, Net”). We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. The difference between Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net. This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We have presented income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, and certain significant special tax items (“Adjusted Income Tax Expense”). We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. * U.S. Generally Accepted Accounting Principles

Non-GAAP Measures (cont.) We have presented effective income tax rate after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, and certain significant special tax items (“Adjusted Effective Tax Rate”). We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Effective Tax Rate and effective income tax rate (the most comparable GAAP measure) is the tax rate effect of the adjusting items and certain significant special tax items. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the effective income tax rate. This limitation is best addressed by using Adjusted Effective Tax Rate in combination with effective income tax rate (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We have presented income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We have presented diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. “Free Cash Flow” (FCF) is a useful measure of our cash generation which is free from any significant existing obligation. It also is a significant component in our incentive compensation plans. The difference between cash flows from operating activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash outflows and inflows that we believe are useful to identify. FCF permits management and investors to gain insight into the amount that management employs to measure cash that is free from any significant existing obligation. The difference reflects the impact from: net capital expenditures, voluntary pension contributions, and cash impact of special items. Net capital expenditures are subtracted because they represent long-term commitments. Voluntary pension contributions are subtracted from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. We forecast our cash flow results excluding any voluntary pension contributions because we have not yet made a determination about the amount and timing of any such future contributions. In addition, our forecast excludes the cash impact of special items because we cannot predict the amount and timing of such items.

Non-GAAP Measures (cont.) The limitation associated with using FCF is that it subtracts cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and that therefore may imply that there is less or more cash that is available for the company's programs than the most comparable GAAP measure. This limitation is best addressed by using FCF in combination with the GAAP cash flow results. FCF as presented herein may not be comparable to similarly-titled measures reported by other companies. The measure should be used in conjunction with other GAAP financial measures. Investors are urged to read our financial statements as filed with the Securities and Exchange Commission. Because we do not predict the amount and timing of special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, we do not provide reconciliations to GAAP of our forward-looking financial measures.

Net Sales Growth Reconciliation – Q4 11 vs. Q4 10

	Change in Net Sales for the Quarter Ended September 30, 2011 versus Net Sales for the Quarter Ended September 24, 2010							Percentage of Segment's Total Net Sales for the Quarter Ended September 30, 2011
	Organic [1]		Translation [2]	Impact of 14th Week [3]	Acquisition (Divestiture)	Total		
	($ in millions)							
Transportation Solutions [4]:								
Automotive	$ 131	12.7 %	$ 83	$ 102	$ (18)	$ 298	28.6 %	87 %
Aerospace, Defense, and Marine	13	7.9	6	10	-	29	17.4	13
Total	144	12.0	89	112	(18)	327	27.1	100 %
Communications and Industrial Solutions [4]:								
Industrial	(20)	(4.8)	20	30	-	30	7.7	31
Data Communications	(38)	(13.8)	9	16	-	(13)	(4.7)	20
Appliance	(12)	(6.0)	8	14	-	10	5.1	15
Consumer Devices	(28)	(13.1)	9	14	(6)	(11)	(5.1)	15
Computer	(4)	(3.1)	1	9	-	6	4.8	10
Touch Solutions	(6)	(5.6)	4	8	-	6	5.4	9
Total	(108)	(8.1)	51	91	(6)	28	2.1	100 %
Network Solutions [4]:								
Telecom Networks	7	5.5	12	34	249	302	205.4	43
Energy	17	8.6	16	14	-	47	23.6	24
Enterprise Networks	5	4.2	6	16	48	75	61.5	19
Subsea Communications	(15)	(10.3)	-	10	-	(5)	(3.4)	14
Total	14	2.4	34	74	297	419	68.2	100 %
Total	$ 50	1.6 %	$ 174	$ 277	$ 273	$ 774	24.7 %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates, and in fiscal 2011, the impact of an additional week in the fourth quarter. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.
[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.
[3] Represents the impact of an additional week in the fourth quarter of fiscal 2011. Includes $26 million related to ADC.
[4] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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Net Sales Growth Reconciliation – Q4 11 vs. Q3 11

	Change in Net Sales for the Quarter Ended September 30, 2011 versus Net Sales for the Quarter Ended June 24, 2011							Percentage of Segment's Total Net Sales for the Quarter Ended September 30, 2011
	Organic [1]		Translation [2]	Impact of 14th Week [3]	Acquisition	Total		
	($ in millions)							
Transportation Solutions [4]:								
Automotive	$ 2	0.2 %	$ (4)	$ 102	$ -	$ 100	8.1 %	87 %
Aerospace, Defense, and Marine	-	(0.1)	(1)	10	-	9	4.8	13
Total	2	0.1	(5)	112	-	109	7.6	100 %
Communications and Industrial Solutions [4]:								
Industrial	(14)	(3.6)	1	30	-	17	4.2	31
Data Communications	(19)	(7.6)	(1)	16	-	(4)	(1.5)	20
Appliance	(18)	(8.3)	-	14	-	(4)	(1.9)	15
Consumer Devices	18	10.3	2	14	-	34	20.0	15
Computer	(10)	(7.6)	(1)	9	-	(2)	(1.5)	10
Touch Solutions	(3)	(2.8)	-	8	-	5	4.4	9
Total	(46)	(3.7)	1	91	-	46	3.5	100 %
Network Solutions [4]:								
Telecom Networks	(20)	(11.9)	(4)	34	(11)	(1)	(0.2)	43
Energy	10	4.3	(3)	14	-	21	9.3	24
Enterprise Networks	2	1.1	(2)	16	(3)	13	7.1	19
Subsea Communications	(16)	(10.6)	-	10	-	(6)	(4.1)	14
Total	(24)	(4.0)	(9)	74	(14)	27	2.7	100 %
Total	$ (68)	(2.2) %	$ (13)	$ 277	$ (14)	$ 182	4.9 %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates, and in fiscal 2011, the impact of an additional week in the fourth quarter. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Represents the impact of an additional week in the fourth quarter of fiscal 2011. Includes $26 million related to ADC.

[4] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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Net Sales Growth Reconciliation – FY 11 vs. FY 10

	Change in Net Sales for the Year Ended September 30, 2011 versus Net Sales for the Year Ended September 24, 2010							Percentage of Segment's Total Net Sales for the Year Ended September 30, 2011
	Organic [1]		Translation [2]	Impact of 53rd Week [3]	Acquisition (Divestitures)	Total		
	($ in millions)							
Transportation Solutions [4]:								
Automotive	$ 562	13.5 %	$ 169	$ 102	$ (82)	$ 751	18.0 %	88 %
Aerospace, Defense, and Marine	59	9.5	10	10	-	79	12.7	12
Total	621	13.0	179	112	(82)	830	17.3	100 %
Communications and Industrial Solutions [4]:								
Industrial	96	6.9	43	30	(2)	167	11.9	31
Data Communications	25	2.6	28	16	-	69	7.2	20
Appliance	27	3.6	20	14	-	61	8.1	16
Consumer Devices	(99)	(12.0)	26	14	(20)	(79)	(9.5)	15
Computer	(6)	(1.2)	7	9	-	10	2.1	10
Touch Solutions	7	1.8	8	8	-	23	5.9	8
Total	50	1.1	132	91	(22)	251	5.2	100 %
Network Solutions [4]:								
Telecom Networks	111	22.6	31	34	786	962	187.5	41
Energy	81	11.4	34	14	(12)	117	15.5	24
Enterprise Networks	41	9.7	18	16	152	227	49.3	19
Subsea Communications	(155)	(21.4)	-	10	-	(145)	(20.0)	16
Total	78	3.3	83	74	926	1,161	47.4	100 %
Total	$ 749	6.2 %	$ 394	$ 277	$ 822	$ 2,242	18.6 %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates, and in fiscal 2011, the impact of an additional week in the fourth quarter. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.
[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.
[3] Represents the impact of an additional week in the fourth quarter of fiscal 2011. Includes $26 million related to ADC.
[4] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE connectivity

page 22 / November 3, 2011

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 30, 2011 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (Non-GAAP) (2) Operating Income: Transportation Solutions 237 $ - $ 4 $ 241 $ Communications and Industrial Solutions 103 - 57 160 Network Solutions 125 23 1 149 Total 465 $ 23 $ 62 $ 550 $ Operating Margin 11.9% 14.1% Other Income, Net 14 $ - $ - $ 14 $ Income Tax Expense (115) $ (7) $ (17) $ (139) $ Effective Tax Rate 26.0% 26.4% Income from Continuing Operations Attributable to TE Connectivity Ltd. 326 $ 16 $ 45 $ 387 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.75 $ 0.04 $ 0.10 $ 0.89 $ (2) See description of non-GAAP measures contained in this appendix. (1) Includes $22 million of restructuring charges and $1 million of non-cash amortization associated with acquisition accounting-related adjustments recorded in cost of sales. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 24, 2010 Acquisition Restructuring and Integration and Other Tax Adjusted U.S. GAAP Costs Charges, Net Items (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 108 $ - $ 51 $ - $ 159 $ Communications and Industrial Solutions 200 - 2 - 202 Network Solutions 74 8 3 - 85 Total 382 $ 8 $ 56 $ - $ 446 $ Operating Margin 12.2% 14.2% Other Income, Net 52 $ - $ - $ (40) $ 12 $ Income Tax Expense (145) $ - $ (13) $ 62 $ (96) $ Effective Tax Rate 36.3% 22.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. 253 $ 8 $ 43 $ 22 $ 326 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.56 $ 0.02 $ 0.10 $ 0.05 $ 0.72 $ (2) See description of non-GAAP measures contained in this appendix. (1) Includes income tax expense related to certain proposed adjustments to prior year tax returns and income tax benefits associated with the settlement of an audit of prior year tax returns as well as the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2011 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 848 $ - $ (14) $ - $ 834 $ Communications and Industrial Solutions 564 - 76 - 640 Network Solutions 329 142 5 - 476 Total 1,741 $ 142 $ 67 $ - $ 1,950 $ Operating Margin 12.2% 13.6% Other Income, Net 27 $ - $ - $ 14 $ 41 $ Income Tax Expense (376) $ (36) $ (20) $ (35) $ (467) $ Effective Tax Rate 23.1% 25.2% Income from Continuing Operations Attributable to TE Connectivity Ltd. 1,248 $ 106 $ 47 $ (21) $ 1,380 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.82 $ 0.24 $ 0.11 $ (0.05) $ 3.12 $ (3) See description of non-GAAP measures contained in this appendix. ($ in millions, except per share data) (1) Includes $82 million of restructuring charges, $41 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, and $19 million of ADC acquisition and integration costs. (2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns . Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 24, 2010 Restructuring and Other Tax Other Items, Adjusted U.S. GAAP Charges, Net (1) Items (2) Net (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 515 $ 94 $ - $ - $ 609 $ Communications and Industrial Solutions 682 20 - - 702 Network Solutions 312 20 - 8 340 Pre-separation litigation income 7 - - (7) - Total 1,516 $ 134 $ - $ 1 $ 1,651 $ Operating Margin 12.6% 13.7% Other Income, Net 177 $ - $ (137) $ - $ 40 $ Income Tax Expense (493) $ (30) $ 134 $ - $ (389) $ Effective Tax Rate 31.6% 25.0% Income from Continuing Operations Attributable to TE Connectivity Ltd. 1,059 $ 104 $ (3) $ 1 $ 1,161 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.32 $ 0.23 $ (0.01) $ - $ 2.54 $ Adjustments (4) See description of non-GAAP measures contained in this appendix. ($ in millions, except per share data) (3) Consists of $8 million of acquisition and integration costs and $7 million of income related to pre-separation securities litigation. (1) Includes $137 million recorded in net restructuring and other charges and a $3 million credit recorded in cost of sales. (2) Includes income tax expense related to certain proposed adjustments to prior year tax returns and income tax benefits associated with the settlement of an audit of prior year tax returns as well as the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien . Also includes an income tax benefit recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 24, 2010 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (Non-GAAP) (2) Operating Income: Transportation Solutions 189 $ - $ 1 $ 190 $ Communications and Industrial Solutions 181 - 3 184 Network Solutions 30 59 - 89 Total 400 $ 59 $ 4 $ 463 $ Operating Margin 12.5% 14.5% Other Income, Net 12 $ - $ - $ 12 $ Income Tax Expense (113) $ - $ (1) $ (114) $ Effective Tax Rate 29.6% 25.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. 268 $ 59 $ 3 $ 330 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.60 $ 0.13 $ 0.01 $ 0.73 $ Adjustments ($ in millions, except per share data) (1) Includes $35 million of restructuring charges, $17 million of ADC acquisition and integration costs, and $7 million of non-cash amortization associated with fair value adjustments to acquired inventories and customer order backlog recorded in cost of sales. (2) See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 24, 2011 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 211 $ - $ (13) $ - $ 198 $ Communications and Industrial Solutions 134 - 15 - 149 Network Solutions 126 12 3 - 141 Total 471 $ 12 $ 5 $ - $ 488 $ Operating Margin 12.6% 13.1% Other Income (Expense), Net (5) $ - $ - $ 14 $ 9 $ Income Tax Expense (74) $ (3) $ (2) $ (35) $ (114) $ Effective Tax Rate 17.2% 24.7% Income from Continuing Operations Attributable to TE Connectivity Ltd. 355 $ 9 $ 3 $ (21) $ 346 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.80 $ 0.02 $ 0.01 $ (0.05) $ 0.78 $ Adjustments (3) See description of non-GAAP measures contained in this appendix. (1) Includes $8 million of restructuring charges, $3 million of non-cash amortization associated with acquisition accounting-related adjustments recorded in cost of sales, and $1 million of ADC acquisition and integration costs. (2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns. Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. ($ in millions, except per share data)

Gross Margin & Gross Margin Percentage Reconciliation September 26, September 25, September 24, September 30, December 24, March 25, June 24, September 30, 2008 2009 2010 2011 2010 2011 2011 2011 ($ in millions) Net sales 14,373 $ 10,256 $ 12,070 $ 14,312 $ 3,200 $ 3,472 $ 3,729 $ 3,911 $ Cost of sales 10,200 7,720 8,293 9,890 2,179 2,428 2,604 2,679 Gross margin 4,173 2,536 3,777 4,422 1,021 1,044 1,125 1,232 Gross margin percentage 29.0% 24.7% 31.3% 30.9% 31.9% 30.1% 30.2% 31.5% Restructuring and Other Charges, Net 9 (2) (3) - - - - - Acquisition Related Charges - - - 41 7 30 3 1 Adjusted gross margin (1) 4,182 $ 2,534 $ 3,774 $ 4,463 $ 1,028 $ 1,074 $ 1,128 $ 1,233 $ Adjusted gross margin percentage (1) 29.1% 24.7% 31.3% 31.2% 32.1% 30.9% 30.2% 31.5% (1) See description of non-GAAP measures contained in this appendix. For the Quarters Ended For the Years Ended

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the 13 Week Quarter Ended September 30, 2011 Adjustment Acquisition Restructuring 14 Weeks 13 Weeks 14 Weeks Related and Other Adjusted Impact of Adjusted U.S. GAAP Charges (1) Charges, Net (Non-GAAP) (2) 14th Week (Non-GAAP) (3) Operating Income 465 $ 23 $ 62 $ 550 $ (53) $ 497 $ Operating Margin 11.9% 14.1% 13.7% Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.75 $ 0.04 $ 0.10 $ 0.89 $ (0.08) $ 0.81 $ (2) See description of non-GAAP measures contained in this appendix. ($ in millions, except per share data) Adjustments (3) Excludes the impact of an additional week in the fourth quarter of fiscal 2011. (1) Includes $22 million of restructuring charges and $1 million of non-cash amortization associated with acquisition accounting-related adjustments recorded in cost of sales.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the 52 Week Year Ended September 30, 2011 Adjustment Acquisition Restructuring 53 Weeks 52 Weeks 53 Weeks Related and Other Adjusted Impact of Adjusted U.S. GAAP Charges (1) Charges, Net Tax Items (2) (Non-GAAP) (3) 53rd Week (Non-GAAP) (4) Operating Income 1,741 $ 142 $ 67 $ - $ 1,950 $ (53) $ 1,897 $ Operating Margin 12.2% 13.6% 13.5% Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.82 $ 0.24 $ 0.11 $ (0.05) $ 3.12 $ (0.08) $ 3.03 $ (2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns. Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. (1) Includes $82 million of restructuring charges, $41 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, and $19 million of ADC acquisition and integration costs. (4) Excludes the impact of an additional week in the fourth quarter of fiscal 2011. ($ in millions, except per share data) Adjustments (3) See description of non-GAAP measures contained in this appendix.